SSgA Emerging Markets Fund—Select Class

SUMMARY PROSPECTUS—DECEMBER 29, 2009  TICKER SYMBOL: SEMSX

Before you invest, you may want to review the fund's prospectus, which contains more information about the fund and its risks. You may find the fund's prospectus and other information about the fund online at:

http://www.ssgafunds.com/product/fund.seam?ticker=SEMSX

You also may get this information at no cost by calling (800) 997-7327 or by sending an e-mail request to fund_inquiry@ssgafunds.com. The fund's current prospectus and statement of additional information are incorporated by reference into this summary prospectus.

INVESTMENT OBJECTIVE

SSgA Emerging Markets Fund seeks to provide maximum total return, primarily through capital appreciation, by investing primarily in securities of foreign issuers.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.75%
Distribution and Shareholder Service (12b-1) Fees	0.03%
Other Expenses	0.21%
Acquired Fund Fee and Expenses (fees and expenses incurred indirectly by the Fund as a result of an investment in shares of one or more acquired funds)	0.02%
Total Annual Fund Operating Expenses	1.01%

EXAMPLE

This example is intended to help you compare the cost of investing in Select Class Shares of the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in Select Class Shares of the fund for the time periods indicated, and then redeem all of your Select Class Shares of the fund at the end of those periods. The example also assumes that your investment has a 5% return each year, that all dividends and distributions are reinvested, and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 year	3 years	5 years	10 years
$103	$322	$558	$1,236

PORTFOLIO TURNOVER

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance.

During the most recent fiscal year, the fund's turnover rate was 61% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The fund will invest at least 80% of its net assets (plus borrowings, if any) in equity securities issued by companies domiciled or doing a substantial portion of their business in countries determined by the fund's adviser to have a developing or emerging economy or securities market. An emerging market is any market included in the MSCI Emerging Markets Index, the fund's benchmark.

The fund's adviser employs a proprietary quantitative model to assist in country and stock selection, which the adviser believes are the keys to achieving the fund's objective. This model is intended to help determine the relative attractiveness of the countries and securities within the fund's investment universe. In addition, the model assists the adviser in controlling the fund's exposure to risks relative to the fund's benchmark. The model is based on the historical relationships of certain economic and financial factors applicable to issuers and/or countries (such as measures of value, sentiment and share price momentum) to past performance. It allows the adviser to evaluate quickly each eligible security and then rank all eligible securities in the fund's investment universe in the order of their attractiveness as fund investments. The adviser regularly reexamines the model and, when necessary, makes updates or adjustments to the economic and financial factors considered. The fund periodically rebalances its portfolio to reflect movements in the underlying factors. From time to time, the adviser will make a qualitative judgment to deviate from the model, but only if it believes that certain current information is not fully reflected in the model.

The fund may invest in common and preferred equity securities, publicly traded in the U.S. or in foreign countries in developed or emerging markets, and occasionally securities convertible into common stocks, initial public offerings, equity swaps, structured equity notes, equity linked notes and American Depository Receipts. The fund also may lend its securities, and it may invest in various fixed-income securities and money

SSgA Emerging Markets Fund—Select Class

SUMMARY PROSPECTUS—DECEMBER 29, 2009  TICKER SYMBOL: SEMSX

market funds, including money market funds advised by the fund's investment adviser, in order to manage its cash. The fund may take temporary defensive positions that are inconsistent with its principal investment strategies.

PRINCIPAL RISKS

It is possible to lose money by investing in the fund. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Investing in this fund may involve more risks, and consequently, the fund may have a more volatile share price than a fund investing primarily in equity securities of large, established U.S. corporations.

•  Risks Common to Funds Investing Principally in Equity Securities.

•  Market, Industry and Specific Holdings—The share price of the fund may fall because of weakness in the stock markets, generally, weaknesses with respect to a particular industry in which the fund has significant holdings, or weaknesses associated with one or more specific companies in which the fund may have substantial investments.

•  Liquidity Risk—The risk that the fund may not be able to sell some or all of its securities at desired prices or may be unable to sell the securities at all.

•  Use of a Quantitative Strategy. A quantitative investment strategy generally is based on the assumption that the future performance of a specific security relative to other securities may be predicted based on the correlation of certain historical economic and financial factors to past performance. Over time, the correlation between these factors and performance may diminish, which may impair the fund's ability to achieve its investment objective.

•  Foreign Securities, including Emerging Market Securities. To the extent the fund holds securities of foreign issuers, financial information concerning those issuers may be unavailable or more limited than information generally available from U.S. issuers, and it may have difficulty selling the securities or protecting its investment. Foreign securities also tend to be adversely affected by local or regional political and economic developments, as well as changes in exchange rates, and the inconvertibility of local currency into U.S. dollars. For emerging market equity securities, these risks tend to be greater than for securities of issuers located in more developed countries.

•  Sector. The fund may have significant investments in one or more specific industry sectors, subjecting it to risks greater than general market risk.

•  American Depositary Receipts (ADRs). ADRs held by the fund have the same currency and economic risks as the underlying shares they represent, as well as the risks associated with foreign securities.

•  Derivatives. The fund's investments in derivative instruments are subject to a number of risks, such as counterparty risk, the risk of mispricing or improper valuation, and the risk that the value of the instrument may not increase or decrease as expected.

PERFORMANCE

The following bar chart shows how the performance of the fund's Select Class Shares has varied from year to year, and the table immediately below the chart shows the performance of the fund's Select Class Shares over the past 1-, 5- and 10-year periods, and over the life of the fund, and compares the fund's performance to the performance of a broad-based securities market index. Performance information for Select Class Shares before their inception (March 1, 2006) is derived from the historical performance of the fund's Institutional Class Shares, adjusted for differences in the operating expenses of the two classes The bar chart and the table provide some indication of the risks of investing in the fund. Index returns do not reflect deductions for fees, taxes or expenses associated with investment in a fund. The fund's past performance (both before and after taxes) is not necessarily an indication of how the fund will perform in the future. Current performance information for the fund is available toll free by calling (800) 647-7327 or by visiting our website at www.ssgafunds.com.

Highest Quarterly Results (1999-2008)	Lowest Quarterly Results (1999-2008)	Year-to-Date Ended
December 31, 1999: 26.03%	September 30, 2008: (29.88)%	September 30, 2009: 58.72%

SSgA Emerging Markets Fund—Select Class

SUMMARY PROSPECTUS—DECEMBER 29, 2009  TICKER SYMBOL: SEMSX

SSgA Emerging Markets Fund Select Class Shares(1)	1 Year*	5 Years*	10 Years*
Return Before Taxes	(56.24)%	7.18%	9.14%
Return After Taxes on Distributions	(57.06)%	5.89%	8.36%
Return After Taxes on Distributions and Sale of Fund Shares	(35.44)%	6.65%	8.30%
MSCI® Emerging Markets Index (Gross)	(53.18)%	8.02%	9.31%
MSCI® Emerging Markets Index (Net)	(53.33)%	7.66%	9.02%

(1)The Select Class began operating on March 1, 2006. Performance for the fund's Select Class before inception is derived from the historical performance of the Institutional Class. The returns shown above do not reflect deduction of the lower distribution fees and shareholder services fees applicable to the Select Class. The returns of the Select Class would have been higher than the Institutional Class, due to the lower distribution and shareholder servicing fees.

*The returns would have been lower without the contractual fee waiver and/or expense reimbursement.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes. After-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs).

INVESTMENT ADVISER

SSgA Funds Management, Inc. serves as the investment adviser to the fund.

Brad Aham, CFA, FRM, and Chris Laine serve as portfolio managers of the fund. They have managed the fund since 1994 and 2007, respectively.

PURCHASE AND SALE OF FUND SHARES

Select Class Shares of the fund are offered without a sales commission by State Street Global Markets, LLC, the fund's distributor. Select Class Shares may not be purchased by individuals directly from the fund, but must be purchased through a third party financial intermediary, such as advisers, securities brokers, banks and financial institutions or other industry professionals or organizations, that have entered into a shareholder servicing agreement with the fund's distributor or with the fund with respect to investment of its customer accounts in Select Class Shares. Information on intermediaries offering Select Class Shares is available by calling the distributor at (800) 647-7327.

Individual shareholder accounts held through a financial intermediary that maintains one or more accounts with the funds (including fee-based wrap accounts, investment retirement accounts (IRAs) or retirement plan accounts) will not be subject to the initial or subsequent minimum investment amount requirement. Each intermediary, however, is expected to maintain in its omnibus account for its clients or in client accounts arranged through the intermediary, Select Class Shares with a net asset value of at least $15 million. If an intermediary does not maintain in its client omnibus account or in client accounts arranged through the intermediary, Select Class Shares with a value of at least $15 million, the fund may close the account, in which case, the fund would redeem the Select Class Shares held by or allocated to a shareholder through the intermediary.

Written Requests and Wire Transfers. You may purchase or redeem fund shares by written request or wire transfer.

Written requests should be sent to:

Regular mail	Registered, Express, Certified Mail
SSgA Funds P.O. Box 8317 Boston, Massachusetts 02266-8317	SSgA Funds 30 Dan Road Canton, Massachusetts 02021

For wire transfer instructions, please call (800) 647-7327 between 8 a.m. and 4 p.m. Eastern time. Redemptions by telephone are permitted only if you previously have been authorized for these transactions.

Through Brokers, Banks and Other Financial Intermediaries. If you hold your Select Class Shares at your bank, broker or other financial intermediary, please contact that financial intermediary directly.

TAX INFORMATION

For mutual funds generally, dividends from net investment income (other than qualified dividend income) and distributions of net short-term capital gains are taxable to you as ordinary income under U.S. federal income tax laws whether paid in cash or in additional shares. Distributions from net long-term gains are taxable as long-term taxable gains regardless of the length of time you have held the shares and whether you were paid in cash or additional shares. Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of fund shares, may be subject to state and local income taxes.

SSgA Emerging Markets Fund—Select Class

SUMMARY PROSPECTUS—DECEMBER 29, 2009  TICKER SYMBOL: SEMSX

PAYMENTS TO BROKERS, BANKS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the fund through a broker, bank or other financial intermediary, the fund and its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker, bank or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

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